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                                                                    EXHIBIT 10.1


     THIS CONTRACT CONTAINS INDEMNIFICATION PROVISIONS. READ IT CAREFULLY.

                         OFFICE BUILDING LEASE AGREEMENT
                             BASIC LEASE INFORMATION

This Office Lease dated April 8, 1998 (the "Lease") amends and replaces the old lease between the same parties dated October 16, 1996 as amended by Amendment of Lease dated March 26, 1997 (the "Old Lease"). The Old Lease governs the relationship of the parties from October 16, 1996 to the Commencement Date of this Lease; thereafter the terms of this Lease apply.


LEASE DATE:                APRIL 8, 1998

TENANT:                    ILEX ONCOLOGY, INC., A DELAWARE CORPORATION

TENANT ADDRESS:            11550 IH 10 WEST, SUITE 300
                           SAN ANTONIO, TEXAS  78230

CONTACT:                   JAMES KOCH                TELEPHONE: (210) 677-6080

LANDLORD:                  N.W.A.  LIMITED PARTNERSHIP

LANDLORD'S ADDRESS:        11550 IH 10 WEST , SUITE 185
                           SAN ANTONIO, TEXAS  78230

CONTACT:                   BUILDING MANAGER          TELEPHONE: (210) 694-4024

PREMISES:         Suite No. 300 deemed to contain 21,036 square feet of Rentable
     Area (as hereinafter defined), the same being 18,291 square feet of Usable Area (as hereinafter defined);

                  Suite 170 deemed to contain 4,810 square feet of Rentable Area (as hereinafter defined), the same being 4,183 square feet of Usable Area (as hereinafter defined);

                  Suite 120 deemed to contain 1,308 square feet of Rentable Area (as hereinafter defined), the same being 1,137 square feet of Usable Area (as hereinafter defined) is added to the Premises on the date Landlord has substantially completed the Tenant Improvements for the Suite and tendered possession of that Suite to Tenant.

                  Suite 100 deemed to contain 11,090 square feet of Rentable Area (as hereinafter defined), the same being _________ square feet of Usable Area (as hereinafter defined) is added to the Premises on the date Landlord has substantially completed the Tenant Improvements for the Suite and tendered possession of that Suite to Tenant.

                  Suite 180 deemed to contain 4,025 square feet of Rentable Area (as hereinafter defined), the same being __________ square feet of Usable Area (as hereinafter defined) is added to the Premises on the date Landlord has substantially completed the Tenant Improvements for the Suite and tendered possession of that Suite to Tenant.

                  Suite 270 deemed to contain 1.336 square feet of Rentable Area (as hereinafter defined), the same being 1,162 square feet of Usable Area (as hereinafter defined) is added to the Premises on May 1, 1998 and deleted from the Premises when Suite 100 is added to the Premises;

                  Suite 240 deemed to contain 3,261 square feet of Rentable Area (as hereinafter defined), the same being 2,836 square feet of Usable Area (as hereinafter defined) is added to the Premises on July 1, 1998 and deleted from the Premises when Suite 100 is added to the Premises;

                  Suites 300, 170, 270, 240, 100, 120 and 180 are outlined on the plan attached to this Amendment as Exhibit A, and are located in the office building (the "Building") located on the land described as, NCB 17442, BLK 1, LOT 1, NW Office Park UT-1, Bexar County, Texas and known as Northwest Atrium Office Building, 11550 IH 10 West (the "Land").


TERM:                      The period commencing ON THE DATE OF COMPLETE
                           EXECUTION OF THIS LEASE (the

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